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MB Financial, Inc.
and
MidCity Financial Corporation

are combining in a merger-of-equals

Conference Call Information

MB Financial, Inc. and MidCity Financial Corporation will host a conference call at 11:00 am C.S.T. on April 20, 2001. The number to call in the United States is (888) 276-0007. If this time is inconvenient, a taped rebroadcast will be continuously played for 80 hours at (800) 475-6701 in the United States (access code 583315) starting at 2:30 pm C.S.T. A copy of this presentation, along with a web cast of this call, can be found at www.mbfinancial.com under Investor Relations.

Forward Looking Statements

    When used in this document or other public shareholder communications, in filings with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Various factors could cause actual results to differ materially from the results anticipated or projected. These factors include, but are not limited to, the following: (1) expected cost savings and synergies from the merger might not be realized within the expected time frame; (2) revenues following the merger could be lower than expected; (3) costs or difficulties related to the integration of the businesses of MB Financial and MidCity might be greater than expected; (4) the requisite shareholder and/or regulatory approvals of the transaction might not be obtained; (5) deposit attrition, operating costs, customer loss and business disruption following the merger may be greater than expected (6) competitive pressures among depository institutions; (7) the credit risks of lending activities; (8) changes in the interest rate environment and in the demand for loans; (9) general economic conditions, either nationally or in the states in which the combined company will be doing business, might be less favorable than expected; (10) new legislation or regulatory changes; and (11) changes in accounting principles, policies or guidelines.

    We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information

    A registration statement on Form S- 4 will be filed with the Securities and Exchange Commission in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of both MB Financial, Inc. and MidCity Financial Corporation seeking their approval of the proposed transaction. Investors and security holders are advised to read the registration statement and joint proxy statement/prospectus because they will contain important information. When filed, these documents can be obtained free of charge from the web site maintained by the SEC at "www.sec.gov." These documents also can be obtained free of charge upon written request to MB Financial, Inc., Investor Relations, 1200 North Ashland Avenue, Chicago, Illinois 60622 or by calling (773) 645-7868.

    MB Financial, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from MB Financial shareholders to approve the merger. Information about these participants may be obtained through the SEC's web site from the definitive proxy statement filed with the SEC by MB Financial on March 21, 2001. Additional information regarding the interests of these participants, as well as information regarding the directors and executive officers of MidCity Financial, may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Transaction Summary

Transaction Structure:	MB Financial, Inc. and MidCity Financial Corporation will form a new company into which both will merge.
Name of New Company:	MB Financial, Inc.
Fixed Exchange Ratio:	230.32955 MBFI shares per MidCity share; one new MBFI share for each current MBFI share
Pro forma Ownership:	MBFI 40% / MidCity 60%
Form of Consideration:	100% MBFI common stock
Value per MidCity share:	$3,800.44(1)
Transaction Value:	$292 million in total— 175 million for MidCity Financial Corporation 117 million for MB Financial, Inc.
Accounting and Tax Treatment:	Pooling of interests Tax-free exchange
Breakup Fee:	$5 million (approximately 3% of aggregate transaction value) for each company

(1)
Based on MBFI share price as of close April 19, 2001

Transaction Summary

Expected Closing:	3rd Quarter 2001
Expected Integration Completion:	Not later than 1st quarter 2002
Transaction Costs:	$19.6 million (pre-tax)
Operating Expense Savings:	$8.2 million (pre-tax) (9.7% of combined) 100% realized in 2002
Required Approvals:	MidCity and MBFI shareholders and customary regulatory approvals
Dividend:	Initial dividend target $0.15 per quarter

Current Subsidiary Bank Structures

    Note: Figures are total assets as of December 31, 2000

Pro Forma Subsidiary Bank Structure

    MidCity's and MB Financial's Illinois banks will be merged. The name has yet to be determined. The Oklahoma and Texas banks will retain separate charters and current names.

New Management Structure

Board Representation: 9 MidCity / 8 MBFI    Headquarters: Chicago, Illinois

Function	Title	Executive
Chairman (non-executive)	Chairman	E.M. Bakwin (MidCity)
CEO & President	CEO & President	Mitchell Feiger (MBFI)
Finance	Chief Financial Officer, Senior Vice President	Jill York (MBFI)
Commercial Banking	Chairman of Illinois Bank, Group President	Ronald Santo (MidCity)
Commercial Banking	Executive Vice President	Thomas Panos (MBFI)
Commerical Banking & Lease Banking	Illinois Bank CEO & President	Burton Field (MBFI)
Wealth Management, Operations	Executive Vice President	William McCarty III (MidCity)
Retail Banking	Senior Vice President	Thomas FitzGibbon (MBFI)
Human Resources	Senior Vice President	Jeffrey Husserl (MBFI)

Transaction Rationale—Strategic

  •
  Combines a company with strong internal funding sources and a company with strong asset generation.

  •
  Creates a company well positioned to become the premier business bank in the Chicago market.

  •
  New entity enhances the existing banking platform for continued growth both internal and external.

  •
  Creates a platform to aggressively pursue a wealth/asset management line of business.

Transaction Rationale—Financial/Operational

  •
  Accretive to both companies' GAAP earnings in first full year of operations (2002). Accretive to MBFI's book value.

  •
  There are additional opportunities to restructure and redeploy assets into higher yielding assets without significant incremental credit risk.

  •
  Identified cost savings are achievable within 6 months of closing.

  •
  Experienced integrators, low execution risk.

Overview of MB Financial, Inc.

  •
  Created in February 1999 through the merger of Avondale Financial Corp. and Coal City Corporation, the ticker is MBFI.

  •
  As of December 31, 2000, assets were $1.5 billion, deposits were $1.1 billion and equity was $91.7 million.

  •
  MBFI announced the acquisition of FSL Holdings, Inc., with $211 million in assets, in February 2001. The transaction is currently pending and expected to close before the end of second quarter 2001.

  •
  Mid-market business banking focus with strengths in commercial and industrial lending, equipment leasing and commercial real estate lending.

  •
  Strong asset growth and excellent asset quality.

  •
  MB Financial has a history of acquiring other depository institutions, consolidating operations, and recognizing cost saves within a short period of time after closing.

—	Manufacturers National Corporation	1992
—	Peterson Bank	1995
—	U.S. Bancorp, Inc.	1997
—	Avondale Financial Corp.	1999
  •
  Significant insider ownership.

Overview of MidCity Financial Corporation

  •
  Mid-City National Bank of Chicago was founded in 1911. The holding company was established in 1982.

  •
  26 branch offices:

  —
  19 branches in Cook and DuPage counties Illinois (metropolitan Chicago)

  —
  5 branches in Oklahoma City, Oklahoma metropolitan area

  —
  2 branches in Dallas, Texas metropolitan area

  •
  As of December 31, 2000, assets were $1.8 billion, deposits were $1.6 billion and equity was $185.6 million.

  •
  Commercial banking focus with strengths in commercial and industrial lending, wealth management services and deposit gathering.

  •
  Strong deposit franchise and commercial customer base.

Overview of MidCity Financial Corporation

  •
  MidCity also has a history of acquiring other depository institutions and successfully consolidating them.

—	Clyde Federal Savings	1991
—	First Western	1992
—	Peoples Federal Savings & Loan Association of Chicago	1995
—	Abrams Centre National Bank	1997
—	Republic Bank (Waukegan branch)	1998
—	Damen Financial Corporation	1999
  •
  Significant insider ownership.

Geographic Footprint

Deposit Market Share—Cook County, IL

					June '00
County	Rank Institution		Inst Type	Number of Branches	Total Deposits		Market Share
Cook, IL	1	Bank One Corp. (IL)	Bank	146	25,870,710		19.86
Total County Deposits = $130,288,985	2 3	ABN AMRO North America HC (IL) Bank of Montreal	Bank Bank	128 86	25,263,885 11,859,791		19.39 9.10
	4	Northern Trust Corp. (IL)	Bank	11	7,860,001		6.03
	5	Charter One Financial (OH)	Bank	53	3,560,498		2.73
	6	Bank of America Corp. (NC)	Bank	2	3,547,889		2.72
	7	Citigroup Inc. (NY)	Bank	44	3,510,816		2.69
	8	Fifth Third Bancorp (OH)	Bank	31	2,974,299		2.28
	9	Corus Bankshares Inc. (IL)	Bank	14	2,052,074		1.58
	10	MAF Bancorp Inc. (IL)	Thrift	16	1,857,979		1.43
	11	FBOP Corp. (IL)	Bank	21	1,775,536		1.36
	12	TCF Financial Corp. (MN)	Bank	106	1,729,965		1.33
	13	Taylor Capital Group, Inc. (IL)	Bank	13	1,704,457		1.31
	14	U.S. Bancorp (MN)	Bank	31	1,520,386		1.17
	15	Popular Inc. (PR)	Bank	20	1,439,372		1.10
	16	Superior Holdings Inc. (NV)	Thrift	12	1,434,968		1.10

	17	MB Financial, Inc.	Bank	11	1,150,651	(1)	0.88

	18	MidCity Financial Corp.	Bank	19	1,074,382		0.82

	19	Metropolitan Bank Group, Inc. (IL)	Bank	37	1,045,845		0.80
	20	Hershenhorn Bancorp., Inc. (IL)	Bank	2	1,011,863		0.78

		TOTAL		808	$102,245,367

	9	PRO FORMA	Bank	31	2,225,033	(2)	1.70

(1)
Pro Forma for the pending acquisition of FSL Holdings, Inc.

(2)
In addition to these Cook County offices, the company also has three offices in DuPage County with $147 million of deposits.

Source: SNL Datasource 3.0 as of April 4, 2001.

Core Deposits(1) More Than Double

(1)
Core deposits exclude term deposits greater than $100,000 and brokered deposits.

(2)
Pro Forma including pending acquistion of FSL Holdings, Inc.

    Source: SNL Datasource, figures as of 12/31/2000

Loan Structure

(1)
Pro Forma including the pending acquistions of FSL Holdings, Inc.

    Source: SNL Datasource, figures as of 12/31/2000

Compelling Economics for Shareholders

•
Terms of this Merger-of-Equals enable shareholders of both organizations to participate in upside potential

  •
  Additional cost savings and revenue enhancements

  •
  Market valuation (currently 2 earnings multiples below regional peer group)

•
Dividend on common stock

  •
  Payout ratio of at least 25% expected

  •
  New for MB Financial shareholders

•
Strong pro forma capital ratios—platform for continued profitable incremental asset growth

•
6% to 10% accretive to MBFI 2002 GAAP EPS. 23% to 28% accretive to MidCity 2002 GAAP EPS.

•
$8.2 million in pre-tax expense savings are conservative and attainable

Financially Compelling

($ in 000's, except per share data)	Year Ended December 31, 2002
Earnings Projections
MBFI Earnings(1)	$15,300
MidCity Financial Earnings(2)	19,400
Expected Cost Savings (tax effected)(3)	5,324

Pro Forma Net Income	$40,024
Immediate Revenue Enhancements (tax effected)(4)	1,625

Pro Forma Net Income With Immediate Enhancements	$41,649
Analysis Including Cost Savings Only:
MBFI Stand Alone Diluted EPS(5)	$2.12
MidCity Financial Stand Alone Diluted EPS(6)	$1.83
Pro Forma Diluted EPS(7)	$2.25
EPS Accretion/Dilution to MBFI	6.13%
EPS Accretion/Dilution to MidCity Financial	22.95%
ROAA	1.08%
ROE	13.42%
Efficiency Ratio	53.68%
Analysis Including Revenue Enhancements:
Pro Forma Diluted EPS with Immediate Revenue Enhancements(7)	$2.34
EPS Accretion to MBFI	10.38%
EPS Accretion/Dilution to MidCity Financial	27.87%
ROAA	1.12%
ROE	13.96%
Efficiency Ratio	52.75%

(1)
Based on IBES estimates

(2)
Estimated earnings

(3)
Cost savings of $8.19 million are assumed, tax effected at 35% tax rate

(4)
Revenue enhancements assume reinvestment of $250 million in securities into commercial lease loans at a 100bp spread over the current securities spread

(5)
Calculated using 7,204,515 fully diluted shares

(6)
Calculated 10,596,773 fully diluted shares

(7)
Calculated using 17,801,288 fully diluted shares

Transaction Synergies

($ in 000's)

Sources of Cost Savings	Pre-Tax Amount
Compensation and Benefits	$4,865
Backoffice and Administrative	2,661
Systems and Facilities	564
Other	100

Total Cost Savings (pre-tax)	$8,190
		-->	9.7% of combined overhead
Immediate Revenue Enhancements

Reinvest Securities Into Lease Loans(1)	$2,500

Total Cost Savings & Revenue Enhancements (pre-tax)	$10,690

Additional Revenue Enhancement Opportunities:

  •
  BOLI

  •
  Additional securities portfolio reallocation (MidCity currently has a loan to deposit ratio of less than 65%)

  •
  Expand trust services/wealth management

  •
  Balance sheet restructuring

(1)
Revenue enhancements assume reinvestment of $250 million in securities into commercial lease loans at a 100bp spread over the current securities spread

Comparative Performance

	For the Year Ended Dec 31, 2000			Proforma Year Ended(2)
Performance Measures	MBFI	MidCity	Peers*	2002
ROAA	0.84%	0.85%	1.12%	1.08%
ROAE	13.86	8.55	13.86	13.42
Net Interest Margin	3.62	3.69	3.82	3.58
Efficiency Ratio(1)	61.14	65.03	56.30	53.68
Leverage Ratio	7.38	9.10	8.13	8.00
NCOs/Loans	0.14	0.18	0.16

*
Median peer group value. Peer group includes CBCL, CHFC, BUSE, THFF, FRME, HTLF, IBCP, MBFI, MBTF, MAB, MBHI, MVBI and RBCAA.

(1)
(Noninterest expense—intangible amortization)/(net interest income + noninterest income)

(2)
Including cost savings only

Integration Risk is Low

  •
  Management team has extensive commercial banking experience

  •
  Proven integrators with positive results
  •
  MBFI: 4 acquisitions and 1 in progress

  •
  MidCity: 6 acquisitions
  •
  Similar, conservative credit cultures

  •
  Similar focus on exceptional customer service

  •
  Conservative cost savings assumptions

  •
  Integration expected to be completed by the first quarter of 2002, possibly earlier

Summary

  •
  Accretive to GAAP earnings in the first full year of operations (2002)

  •
  $3.3 billion asset bank is exceptionally well positioned in metropolitan Chicago

  •
  Expands the depth of management

  •
  Franchises are complementary

  •
  Enhances capital ratios

  •
  Cost savings are significant and achievable

  •
  Great potential for revenue enhancements

  •
  Low execution risk

  •
  Improves liquidity for shareholders

Contribution Analysis

($ in millions)

					Contribution
	MBFI(1)		MidCity		MBFI	MidCity
Selected Balance Sheet Items:(2)
Securities	$240.4		$710.1		25.3%	74.7%
Net Loans	1,088.7		947.2		53.5%	46.5%
Goodwill and Other Intangibles	14.5		16.7		46.5%	53.5%
Total Assets	1,458.2		1,829.2		44.4%	55.6%
Deposits	1,069.3		1,570.1		40.5%	59.5%
Total Equity	91.7		185.6		33.1%	66.9%
Tangible Equity	77.2		168.9		31.4%	68.6%
Selected Income Statement Items:
LTM 12/31/00 Net Income	$11,605		$15,356		43.0%	57.0%
2001 Net Income	12,900	(3)	18,000	(4)	41.7%	58.3%
2002 Net Income	15,300	(3)	19,400	(4)	44.1%	55.9%

(1)
Pro forma for pending acquisition of FSL Holdings, Inc.

(2)
As of December 31, 2000

(3)
IBES estimates as of 4/11/01

(4)
Estimated Net Income

Pro Forma Balance Sheet

($ in 000's except per share amounts)

	MBFI 12/31/00	MidCity 12/31/00	Pro Forma(1)
Cash & Equivalents	$34,289	$97,310	$117,199
Securities	$250,891	$710,093	$960,984
Net Loans & Leases	$1,088,670	$947,188	$2,035,858
Goodwill and other intangibles	$14,466	$16,659	$31,125
Other assets	$69,932	$57,853	$127,785

Total Assets	$1,458,248	$1,829,103	$3,272,951

Noninterest-bearing Deposits	$157,237	$277,339	$434,576
Interest-bearing Deposits	$912,027	$1,292,792	$2,204,819

Total Deposits	$1,069,264	$1,570,131	$2,639,395
Borrowed funds	$256,210	$57,187	$313,397
Trust Preferred Securities	$25,000	$0	$25,000
Other Liabilities	$16,033	$16,220	$32,253

Total Liabilities	$1,366,507	$1,643,538	$3,010,045

Common Equity	$91,741	$185,565	$262,906

Total Equity	$91,741	$185,565	$262,906

Total Liabilities and Equity	$1,458,248	$1,829,103	$3,272,951

Book Value per share	$12.99	$4,033	$14.89
Tangible Book Value per share	$10.94	$3,671	$13.12
Equity/Assets	6.29%	10.15%	7.12%
Leverage Ratio	7.38%	9.26%	7.84%
Total Risk Based Ratio	9.60%	16.90%	11.68%

(1)
Doesn't include MBFI's pending acquisition of FSL Holdings, Inc.

Credit Quality

	MBFI	MidCity	Combined
Reserves/NPAs (a)	241.86%	84.48%	127.14%
NPAs/Loans & OREO	0.54%	1.60%	1.05%
Provision/NCOs	213.10%	294.77%	257.43%
NCOs/Loans	0.14%	0.18%	0.16%

(a)
NPAs defined as the sum of impaired loans, OREO, and loans 90 days or more past due and nonaccrual loans not included in the impaired category.

(b)
Data is as of and for the year ended December 31, 2000.

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